Prospectus Supplement	November 9, 2012

Putnam Dynamic Risk Allocation Fund Prospectus dated September 30, 2012

Appendix A — Supplemental Performance Information of Similar Accounts is deleted in its entirety and replaced with the following:

Appendix A — Supplemental Performance Information of Similar Accounts

PUTNAM DYNAMIC RISK ALLOCATION FUND IS NEWLY ORGANIZED AND HAS LESS THAN ONE CALENDAR YEAR OF PERFORMANCE HISTORY. THE PERFORMANCE INFORMATION PRESENTED BELOW IS FOR ACCOUNTS SUBSTANTIALLY SIMILAR TO THE FUND. IT IS NOT THAT OF THE FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

Affiliates of Putnam Management, the fund’s investment adviser, act as investment advisers to other accounts (Other Accounts) that have investment objectives, policies and strategies that are substantially similar to those of the fund. This supplemental performance information is provided to illustrate the past performance of Putnam Management’s affiliates in managing substantially similar accounts; it does not represent the performance of the fund. Portfolio manager Jeffrey Knight is an officer of both Putnam Management and its affiliates that manage the Other Accounts and he was the portfolio manager of the Other Accounts during the entire period for which performance is shown. The fund’s other portfolio managers also are officers of both Putnam Management and its affiliates that manage the Other Accounts, and each played a role in the management of the Other Accounts during the entire period for which performance is shown.

We have stated below the average annual total return information for the Other Accounts, which represents all substantially similar accounts managed by affiliates of Putnam Management. The Other Accounts are not registered under the Investment Company Act of 1940 (1940 Act) and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code. If the Other Accounts had been registered under the 1940 Act, their returns might have been lower. As of September 30, 2012, there were three accounts with approximately $2.41 billion in assets under management. An Other Account’s returns are typically included in the composite following one full calendar month of operation. We have included information about the average annual total return for the 50% MSCI World Index (ND), 40% Barclays Capital Global Aggregate Bond Index and 10% S&P Goldman Sachs Commodities Index, which will be used as a benchmark for assessing the performance of the fund. The index results assume the reinvestment of dividends or interest paid on the securities constituting the index. Unlike the Other Accounts (and the fund), the index does not incur fees or expenses.

The average annual total return of the Other Accounts (identified as “Other Accounts Composite” in the table below) is a composite that represents an average of the total return information of all of these accounts, calculated by asset weighting individual account returns, using beginning of month values. Quarterly, annual and annualized returns are calculated by geometrically linking the monthly returns. The Other Accounts’ returns have been adjusted to reflect the level of expenses that is expected to be borne by shareholders of class A shares of the fund. The returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The returns are calculated in accordance with Global Investment Performance Standards (GIPS), rather than SEC standardized performance methodology for mutual funds.

Average Annual Total Returns (for periods ending 9/30/12)

	Past 1 year	Past 3 years	Since Inception
			6/30/06

Other Accounts Composite	18.90%	12.17%	8.97%

50% MSCI World Index	-14.18	6.77	3.68
(ND), 40% Barclays
Capital Global Aggregate
Bond Index and 10% S&P
Goldman Sachs
Commodities Index
(benchmark)

278370 11/12